UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 18, 2006
Per-Se Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-19480	58-1651222

(Commission File Number)	(IRS Employer Identification No.)

1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia	30004

(Address of Principal Executive Offices)	(Zip Code)
(770) 237-4300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On April 18, 2006, Per-Se Technologies, Inc. (the “Company”) and Patrick J. Leonard, President, Physician Solutions of the Company, entered into a two-year employment agreement, which contains certain non-competition, non-solicitation and change in control provisions. That agreement provides that Mr. Leonard will be paid a base salary of $325,000 per year (subject to adjustments by any increases given in the normal course of business), and that he is eligible for an annual incentive compensation payment of up to 80% of his base salary, payable at the discretion of the Board. Upon early termination of Mr. Leonard’s employment other than for cause, by Mr. Leonard for “good reason,” or in connection with a change in control, Mr. Leonard is entitled to receive a severance payment equal to his then current monthly salary multiplied by the greater of the number of months remaining in the term of the agreement or twelve, in each case excluding any incentive bonus payments, and he is also entitled to continuation of certain health and welfare benefits. A “change in control” is generally defined in the agreement as any consolidation, merger, reorganization or other transaction in which the Company is not the surviving entity. A copy of the Employment Agreement between the Company and Mr. Leonard is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
     On April 18, 2006, the Company and David F. Mason, President, Hospital Solutions – Revenue Cycle Management of the Company, entered into a two-year employment agreement, which contains certain non-competition, non-solicitation and change in control provisions. That agreement provides that Mr. Mason will be paid a base salary of $280,000 per year (subject to adjustments by any increases given in the normal course of business), and that he is eligible for an annual incentive compensation payment of up to 80% of his base salary, payable at the discretion of the Board. Upon early termination of Mr. Mason’s employment other than for cause, by Mr. Mason for “good reason,” or in connection with a change in control, Mr. Mason is entitled to receive a severance payment equal to his then current monthly salary multiplied by the greater of the number of months remaining in the term of the agreement or twelve, in each case excluding any incentive bonus payments, and he is also entitled to continuation of certain health and welfare benefits. A “change in control” is generally defined in the agreement as any consolidation, merger, reorganization or other transaction in which the Company is not the surviving entity. A copy of the Employment Agreement between the Company and Mr. Mason is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Exhibit Title
10.1	Employment Agreement dated as of April 18, 2006, between the Company and Patrick J. Leonard.

10.2	Employment Agreement dated as of April 18, 2006, between the Company and David F. Mason.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2006

PER-SE TECHNOLOGIES, INC.

	By:	/s/ CHRIS E. PERKINS

Chris E. Perkins Executive Vice President, Chief Operation Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Employment Agreement dated as of April 18, 2006, between the Company and Patrick J. Leonard.

10.2	Employment Agreement dated as of April 18, 2006, between the Company and David F. Mason.